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                        SUPPLEMENT DATED AUGUST 11, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1999
                            OF OCC ACCUMULATION TRUST


         Since August 11, 1999, the Equity Portfolio is being managed to follow a composite portfolio constructed by a group of senior portfolio managers at Oppenheimer Capital, the parent company of OpCap Advisors.

         Effective August 16, 1999, the mailing address of OpCap Advisors is 1345 Avenue of the Americas, New York 10105-4800.